                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-26972, No. 33-31743, No. 33-40057, No. 33-40058, and No. 33-40059 of Office
Depot, Inc. on Forms S-8 of our reports dated February 14, 1995 appearing in and incorporated by reference in the Annual Report on Form 10-K of Office Depot, Inc. for the year ended December 31, 1994.





DELOITTE & TOUCHE LLP

Certified Public Accountants
Fort Lauderdale, Florida
March 28, 1995